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                                                                    EXHIBIT 23.3


                                  CONSENT OF
                    WILLAMETTE MANAGEMENT ASSOCIATES, INC.

     We hereby consent to the inclusion of our valuation conclusions reported to SQL Financials International, Inc. ("SQL") and to the reference to our name in SQL's Registration Statement on Form S-1.



                                       By:   /s/ Curtis R. Kimball
                                       ----------------------------------------
                                       Curtis R. Kimball, CFA
                                       Principal
                                       Willamette Management Associates, Inc.




Atlanta, Georgia
May 1, 1998